UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-24006

ARDIAN ACCESS LLC

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1370 AVENUE OF THE AMERICAS, NEW YORK, NY 10019

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

MICHAEL FERRAGAMO

1370 AVENUE OF THE AMERICAS, NEW YORK, NY 10019

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 641-8604

DATE OF FISCAL YEAR END: 3/31

DATE OF REPORTING PERIOD: 3/31/26

Item 1. Reports to Stockholders.

(a)

Ardian Access LLC

Class J Units

Class I Units

Class D Units

Annual Report

March 31, 2026

Managed By:

Ardian US LLC

1370 Avenue of Americas

New York, NY 10019

1-833-601-2677

Ardian Access LLC

i

Ardian Access LLC

Letter to Shareholders (Unaudited)

March 31, 2026

Market Outlook and Strategy

The private equity environment entering 2026 reflects a moderation in primary transaction activity following momentum in late 2025, as heightened geopolitical risk, inflation uncertainty and tighter financial conditions raised underwriting thresholds in Q1 2026. Despite this pause, underlying economic indicators remain broadly supportive, and the slowdown in exits has reinforced structural liquidity needs across private markets. Distribution levels continue to run well below historical norms, sustaining a meaningful liquidity gap that favors secondary market participants.

This backdrop continues to underpin a strong opportunity set for secondaries. With a large stock of unrealized NAV held for extended periods and sponsors delaying exits, secondary markets are playing a pivotal role in providing liquidity across a broader range of assets and fund vintages. 2025 was a record setting year for secondary deal flow, with transaction volumes reaching ~$230bn, driven by the dynamics mentioned above and broader adoption from both new and programmatic LP and GP secondary participants. LP led transactions still represent a larger share of the secondary volumes with ~57% deal share vs. ~43% for GP led, while deal sizes on average have continued to increase(1). Ardian believes it is well positioned to capitalize on this attractive environment given its decades-long, market-leading and pioneering expertise in the secondary market and its ability to originate, structure, and execute attractive secondary solutions at scale.

Ardian Access LLC’s (the “Fund”) holistic strategy, combining diversified secondary investments with targeted co-investments and single asset continuation vehicles, remains particularly well suited to these conditions. Secondaries offer immediate diversification, reduced blind-pool risk and discounted entry points, while co-investments and single asset continuation vehicles provide selective exposure to high-quality assets with enhanced visibility on value creation. Leveraging Ardian’s global secondaries and co-investment platforms, Ardian Access LLC continues to pursue disciplined deployment focused on downside protection and resilient asset selection across North America and Europe.

Performance and Portfolio Overview

As of March 31, 2026, Ardian Access LLC had built a diversified portfolio comprising 58 unique fund interests, acquired through a mix of LP-led and GP-led secondary transactions, single-asset continuation vehicles (“SACV”s), and co-investments. The portfolio is anchored by secondary exposure (approximately 85% of the portfolio), complemented by co-investments and SACVs, and spans 69 underlying funds and more than 700 underlying companies, with predominant exposure to North America and meaningful diversification across sectors and vintages.

Performance in Q1 2026 was positive, with the Fund increasing its NAV per share(2) by +3.9% for Class D investors and cumulative since-inception increase in NAV per share reaching approximately 17.9% as of quarter-end. Returns were supported by appreciation across existing investments as well as value creation at entry, notably the discounts achieved on LP-led secondary transactions.

Overall value drivers continue to reflect the core strengths of the strategy: disciplined secondary pricing, portfolio seasoning with assets entering their harvest phase, and broad diversification across GPs, sectors and geographies. Co-investments and SACVs further enhance return potential through targeted exposure to resilient business models with strong value creation potential. Together, these factors have underpinned consistent performance since inception while maintaining a balanced risk profile aligned with the Fund’s long-term objectives.

The Ardian team is very pleased with the performances achieve to-date and the composition of the Fund’s underlying portfolio.

____________

(1)      Deal volume and splits from Greenhill’s Secondary Market Review 2025.

(2)      NAV per share for financial statement purposes is calculated based on amounts determined in accordance with U.S. generally accepted accounting principles, including period-end adjustments required for financial reporting. As a result, NAV per share reported in the audited financial statements may differ from NAV per share calculated for purposes of processing unitholder transactions, which is based on transactional net asset value calculations.

Ardian Access LLC

PORTFOLIO OVERVIEW (Unaudited)

March 31, 2026

The Fund’s performance figures(*) for the period ended March 31, 2026, compared to its benchmark:

	Total return reported in financial statements	Total return calculated based on NAV used for transactional purposes(c)
	Since Inception(a)
Ardian Access LLC – Class J Units	17.33%	18.83%
Ardian Access LLC – Class I Units	17.61%	19.11%
Ardian Access LLC – Class D Units	17.47%	18.87%
MSCI World Index (Net Return, USD)(b)	8.94%	8.94%

____________

*        Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when repurchased, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.

(a)      Inception date for Class J Units, Class I Units and Class D Units are June 12, 2025.

(b)      The MSCI World Index (Net Return, USD) is a premier global equity benchmark that tracks the performance of large- and mid-cap stocks across 23 developed market countries. Covering approximately 85% of the free-float adjusted market capitalization in each nation, it is widely used by institutional investors to measure the overall health and return of developed economies. The performance of index is presented for the period from June 12, 2025, the commencement of the Fund’s operations, through March 31, 2026.

(c)      Total return for financial statement purposes is calculated in accordance with U.S. GAAP and includes period-end adjustments, such as valuation updates based on information available as of the reporting date but not available when the transactional NAV was calculated. As a result, total return reported in the audited financial statements may differ from total return based on transactional NAV.

Comparison of the Change in Value of a $1,000,000 Investment

Portfolio Composition as of March 31, 2026:
Asset Allocation
Private Funds	74.0%
Short Term Investments	25.0%
Other Assets In Excess Of Liabilities	1.0%
100.0%

Please refer to the Consolidated Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Ardian Access LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Ardian Access LLC and its subsidiaries (the “Fund”) as of March 31, 2026, and the related consolidated statement of operations, consolidated statement of changes in net assets, and consolidated statement of cash flows for the period from June 12, 2025 (commencement of operations) to March 31, 2026, including the related notes, and the financial highlights for the period from June 12, 2025 (commencement of operations) to March 31, 2026 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations, changes in net assets, and its cash flows for the period from June 12, 2025 (commencement of operations) to March 31, 2026, and the financial highlights for the period from June 12, 2025 (commencement of operations) to March 31, 2026 are in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian and investment managers of investment funds, when replies were not received from the investment managers of investment funds, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, NY
May 30, 2026

We have served as the Fund’s auditor since 2025.

Ardian Access LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2026

Investments	Geographic Region(g)	First Acquisition date	Cost	Fair Value	% of Net Assets	Footnotes
PRIVATE FUNDS – 74.0%
DIRECT CO-INVESTMENTS – 10.2%
Andera Midcap Continuation Fund S.L.P.	Europe	12/15/2025	$11,328,238	$11,031,903	1.0%	a,d,e
EQT X CO-INVESTMENT (K) SCSP	Europe	7/1/2025	9,950,007	11,211,484	1.0	a,d
GGVII OZ Blocker, Inc	North America	10/1/2025	14,812,758	17,834,917	1.6	a,d
Latour Gutor Continuation Fund FPCI	Europe	1/16/2026	5,093,963	4,904,395	0.5	a,d,e
Nautic Opportunities 2025 I, L.P.	North America	8/25/2025	5,472,652	6,076,154	0.6	a,d,e
Nutrition Supplements Collective S.C.A	Europe	8/26/2025	5,630,783	6,026,457	0.6	a,d
Onex Lego Co-Invest LP	North America	11/19/2025	13,423,584	13,385,407	1.2	a,d
PAI Strategic Partnerships II SCSp	Europe	9/23/2025	3,700,562	3,543,752	0.3	a,d,e
Providence Equity Partners IX-C L.P.	North America	7/30/2025	10,308,551	10,242,528	0.9	a,d,e
TPG Atlas Partners, L.P.	North America	9/1/2025	2,530,207	3,377,644	0.3	a,d,e
WP Vamos Co-Investment Vehicle, L.P.	North America	9/26/2025	18,854,487	23,662,647	2.2	a,d
TOTAL DIRECT CO-INVESTMENTS			$101,105,792	$111,297,288	10.2%

PRIMARY INVESTMENTS – 0.2%
BC European Capital XII	Europe	1/9/2026	$—	$87,400	0.0%	a,d,e,f
Cinven Strategic Fund 2 (No.1) Limited Partnership	Europe	11/17/2025	—	(46,759)	(0.0)%	a,d,e,h,i
Golden Gate Capital Opportunity Fund VII-A, L.P.	North America	7/18/2025	3,306,111	2,596,140	0.2	a,d,e
TowerBrook Investors VII (Offshore), I.L.P.	North America	12/23/2025	48,465	(10,377)	(0.0)	a,d,e,h,i
TOTAL PRIMARY INVESTMENTS			$3,354,576	$2,626,404	0.2%

SECONDARY INVESTMENTS – 63.6%
A9 USD Feeder L.P.	North America	3/31/2026	$5,208,244	$6,839,748	0.6%	a,d,e
Advent Intl GPE X-D SCSp	North America	9/30/2025	3,495,559	3,835,064	0.4	a,d,e
Altor Fund IV (No. 2) AB	Europe	6/30/2025	6,733,716	7,895,140	0.7	a,d,e
Altor Fund V (No. 1) AB	Europe	6/30/2025	174,411	250,093	0.0	a,c,e,f
Altor Fund V (No. 2) AB	Europe	6/30/2025	1,530,200	2,251,232	0.2	a,d,e
Apax IX – AIV USD Limited Partnership	North America	3/31/2026	939,633	751,554	0.1	a,d,e
Apollo Overseas Partners (Delaware) IX, L.P.	North America	9/30/2025	9,301,907	12,216,975	1.1	a,d,e
Apollo Overseas Partners X, L.P.	North America	9/30/2025	845,735	979,333	0.1	a,d,e
Bain Capital Europe Fund V, SCSp Limited Partnership	Europe	3/31/2026	7,384,466	8,104,409	0.8	a,d,e
BC European Capital IX	Europe	12/31/2025	1,237,418	1,359,172	0.1	a,d,e
BC European Capital X	Europe	12/31/2025	2,091,720	2,503,348	0.2	a,d,e
BC Partners Fund XI	Europe	12/31/2025	11,107,938	13,593,038	1.3	a,d,e
BE VI ‘E’ LP	Europe	9/30/2025	10,464,250	14,035,025	1.3	a,d,e
Berkshire Fund IX, L.P.	North America	6/30/2025	150,555	191,541	0.0	a,c,e,f
Berkshire Fund IX-A, L.P.	North America	6/30/2025	14,897,455	18,953,482	1.8	a,d,e
Blackstone Capital Partners VIII L.P.	North America	9/30/2025	31,687,650	29,275,498	2.7	a,d,e
Blackstone Core Equity Partners – P Limited Partnership	North America	3/31/2026	15,418,160	15,374,415	1.4	a,d,e
Carlyle Partners VII, L.P.	North America	9/30/2025	63,138,079	53,781,232	4.9	a,d,e
Carlyle Partners VIII, L.P.	North America	12/31/2025	18,530,620	19,237,088	1.8	a,d,e
Clayton, Dubillier & Rice Fund XI, L.P.	North America	9/30/2025	10,506,486	13,600,141	1.3	a,c,d,e
Court Square Capital Partners IV-A, L.P.	North America	9/30/2025	14,316,263	19,958,526	1.8	a,d,e
CVC Capital Partners VIII(A) L.P.	Europe	12/31/2025	15,559,796	17,774,086	1.6	a,d,e
Francisco Partners VI, L.P.	North America	12/31/2025	4,911,195	5,357,394	0.5	a,c,e
Genstar Capital Partners VIII BL (EU), L.P.	North America	9/30/2025	11,412,838	12,961,353	1.2	a,d,e
Genstar Capital Partners IX (EU), L.P.	North America	9/30/2025	11,068,827	12,295,063	1.1	a,d,e
Genstar Capital Partners X, L.P.	North America	6/30/2025	9,488,082	11,325,009	1.0	a,c,d,e
Genstar IX Opportunities Fund I (EU), L.P.	North America	9/30/2025	6,076,334	7,298,215	0.7	a,d,e
Golden Gate Capital Opportunity Fund, LP	North America	12/31/2025	4,869,503	6,889,298	0.6	a,c,e

See Notes to Consolidated Financial Statements.

Ardian Access LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2026

Investments	Geographic Region(g)	First Acquisition date	Cost	Fair Value	% of Net Assets	Footnotes
PRIVATE FUNDS – 74.0% (Continued)
SECONDARY INVESTMENTS – 63.6% (Continued)
Golden Gate Capital Opportunity Fund-A, L.P.	North America	6/30/2025	$44,102,690	$59,928,614	5.5	a,d,e,j
Green Equity Investors VIII, L.P.	North America	12/31/2025	12,427,787	13,726,854	1.3%	a,c,e
Hellman & Friedman Capital Partners VIII Limited Partnership	North America	3/31/2026	10,441,828	16,011,928	1.5	a,d,e
Hellman & Friedman Capital Partners IX, L.P.	North America	12/31/2025	11,510,271	13,145,989	1.2	a,d,e
Hellman & Friedman Capital Partners X, L.P.	North America	12/31/2025	7,954,782	9,605,847	0.9	a,c,e
HFCP VIII (Parallel-A) Limited Partnership	North America	3/31/2026	1,019,298	1,562,894	0.1	a,d,e
HFCP IX (Parallel-A), L.P.	North America	9/30/2025	25,616,563	28,137,922	2.6	a,d,e
New Mountain Partners VI, L.P.	North America	12/31/2025	1,040,315	1,228,828	0.1	a,c,e
Norvestor SPV III SCSp	Europe	7/14/2025	17,144,501	22,065,893	2.0	a,d,e
Onex Partners V Leaf Redemption LP	North America	3/31/2026	391,682	391,682	0.0	a,d,f
Onex Partners V Limited Partnership	North America	3/31/2026	3,812,834	6,291,353	0.6	a,d,e
Permira VII L.P.1	Europe	12/31/2025	27,020,194	29,561,339	2.7	a,d,e
Permira VII L.P. 2.SCSp	Europe	9/30/2025	15,633,257	12,913,506	1.2	a,d,e
Providence Equity Partners VIII L.P.	North America	6/30/2025	13,808,949	16,002,851	1.5	a,c,e
Providence Equity Partners VIII-A L.P.	North America	12/31/2025	8,985,394	17,399,654	1.6	a,d,e
Seventh Cinven Fund (No.1) Limited Partnership	Europe	9/30/2025	22,012,315	21,743,236	2.0	a,d,e
Silver Lake Partners VI, L.P. Limited Partnership	North America	3/31/2026	7,672,119	9,619,895	0.9	a,d,e
Sovereign Capital IV Limited Partnership	Europe	6/30/2025	7,856,642	4,560,603	0.4	a,d,e
Stone Point CV, LP	North America	10/13/2025	50,774,701	53,807,059	4.9	a,d,e
Thoma Bravo Fund XIII-A, L.P.	North America	9/30/2025	16,485,203	19,552,831	1.8	a,d,e
TowerBrook Investors IV (Onshore), L.P.	North America	6/30/2025	3,394,778	3,203,264	0.3	a,d,e
TowerBrook Investors IV (OS), L.P.	North America	6/30/2025	473,438	451,418	0.0	a,d,e,f
TowerBrook Investors V (Onshore), L.P.	North America	6/30/2025	282,599	275,322	0.0	a,c,e,f
TowerBrook Investors V (TE), L.P.	North America	6/30/2025	13,838,711	13,469,567	1.2	a,d,e
TOTAL SECONDARY INVESTMENTS			$616,247,891	$693,544,821	63.6%

TOTAL PRIVATE FUNDS			$720,708,259	$807,468,512	74.0%

SHORT TERM INVESTMENTS – 25.0%		Shares
MONEY MARKET FUNDS – 25.0%
BlackRock Liquidity Funds FedFund – Institutional Class, 3.55%	North America	80,176,862	80,176,862	80,176,862	7.4%	b
Fidelity Investments Money Market Government Portfolio – Institutional Class, 3.57%	North America	89,209,243	89,209,243	89,209,243	8.2	b
Goldman Sachs Financial Square Government Fund – Institutional Class, 3.53%	North America	52,739,919	52,739,919	52,739,919	4.8	b
JPMorgan US Government Money Market Fund – Institutional Class, 3.57%	North America	50,393,479	50,393,479	50,393,479	4.6	b
TOTAL SHORT TERM INVESTMENTS			$272,519,503	$272,519,503	25.0%

TOTAL INVESTMENTS – 99.0% (Cost – $993,227,762)				$1,079,988,015
OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%				10,685,802
NET ASSETS – 100.0%				$1,090,673,817

____________

L.P. — Limited Partnership

(a)      Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $807,781,430, which represents approximately 74.0% of the Fund’s net assets as of March 31, 2026.

See Notes to Consolidated Financial Statements.

Ardian Access LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2026

(b)      Money market fund; interest rate reflects seven-day effective yield on March 31, 2026.

(c)      All or a portion of the investment is a holding of AA Blocker LLC, a wholly-owned subsidiary of the Fund. See Note 2.

(d)      All or a portion of the investment is a holding of AA Holdco LLC, a wholly-owned subsidiary of the Fund. See Note 2.

(e)      Investment has been committed to but has not been fully funded. See Note 2.

(f)      Percentage rounds to less than 0.1%.

(g)      In the case of Private Funds, geographic region generally refers to where the general partner is headquartered and may be different from where a Private Fund invests or operates.

(h)      Percentage rounds to less than (0.1)%.

(i)      No capital contributions have been made with respect to the investment. The negative fair value is attributable to expenses allocated by the underlying general partner in accordance with the governing documents.

(j)      The objective of the investment is to achieve longterm capital appreciation through buyout investments in established companies.

See Notes to Consolidated Financial Statements.

Ardian Access LLC

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

March 31, 2026

ASSETS
Investment in Private Funds, at fair value (Cost $720,708,259)	$807,468,512
Short-term investments, at fair value (Cost $272,519,503)	272,519,503
Cash	18,163,154
Cash denominated in foreign currency (Cost – $665,669)	666,246
Dividend receivable	1,767,867
Deferred offering costs	161,510
Prepaid expenses	9,163
TOTAL ASSETS	1,100,755,955

LIABILITIES
Net deferred tax liability	$2,812,768
Payables for investments acquired	2,447,356
Due to Adviser	1,866,507
Payable for distribution fees	1,079,656
Payable for investments purchased	792,620
Income tax liability	106,212
Other accrued expenses	977,019
TOTAL LIABILITIES	10,082,138
NET ASSETS	$1,090,673,817

Net Assets Consist Of:
Paid in capital	$990,438,375
Distributable earnings	100,235,442
Commitments and Contingencies (See Note 2)
NET ASSETS	$1,090,673,817

Class J Units:
Net Assets	$884,378,441
Outstanding shares (unlimited number of shares authorized)	75,950,217
Net Asset Value Per Share	$11.64

Class I Units:
Net Assets	$144,030,925
Outstanding shares (unlimited number of shares authorized)	12,349,436
Net Asset Value Per Share	$11.66

Class D Units:
Net Assets	$62,264,451
Outstanding shares (unlimited number of shares authorized)	5,345,460
Net Asset Value Per Share	$11.65

See Notes to Consolidated Financial Statements.

Ardian Access LLC

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period Ended March 31, 2026(a)

INVESTMENT INCOME
Dividend income	$14,426,681
Less: Foreign withholding taxes	(66,126)
TOTAL INVESTMENT INCOME	14,360,555

EXPENSES
Management fees (See Note 4)	8,553,860
Distribution fees
Class J	2,549,417
Class D	92,754
Legal fees	2,997,831
Offering costs (See Note 2)	646,038
Tax expense	411,210
Administrative services fees	306,241
Fund accounting fees	218,901
Audit and tax fees	201,750
Trustees fees and expenses	163,638
Transfer agent fees	161,802
Shareholder Servicing fees	154,976
Custodian fees	97,347
Portfolio administration fees	94,790
Insurance expense	78,586
Registration fees	38,553
Other expenses	97,669
TOTAL EXPENSES	16,865,363

Plus: Expenses recouped by Adviser net of reimbursement (See Note 4)	2,128,091
Less: Management Fees waived (See Note 4)	(8,553,860)
NET EXPENSES	10,439,594
NET INVESTMENT INCOME	3,920,961

REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	19,308,174
Foreign currency transactions	322,326
19,630,500
Net change in unrealized appreciation/(depreciation) of:
Investments	86,760,253
Deferred tax expense	(2,812,768)
Foreign currency translations	925
83,948,410
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	103,578,910
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$107,499,871

____________

(a)      Commencement of operations was June 12, 2025.

See Notes to Consolidated Financial Statements.

Ardian Access LLC

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Period Ended March 31, 2026(a)
FROM OPERATIONS
Net investment income	$3,920,961
Net realized gain from investments	19,630,500
Net change in unrealized appreciation (depreciation) on investments, net of taxes	83,948,410
Net increase in net assets resulting from operations	107,499,871

DISTRIBUTIONS TO SHAREHOLDERS
Class J Units	(6,586,266)
Class I Units	(1,079,480)
Class D Units	(427,622)
Net decrease in net assets from distributions to shareholders	(8,093,368)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class J Units	799,528,374
Class I Units	128,822,897
Class D Units	55,800,000
Reinvestment of distributions
Class J Units	5,770,529
Class I Units	817,892
Class D Units	427,622
Net increase in net assets from shares of beneficial interest	991,167,314
TOTAL INCREASE IN NET ASSETS	1,090,573,817

NET ASSETS
Beginning of Period	100,000
End of Period	$1,090,673,817

SHARE ACTIVITY
Class J Units:
Beginning of period	10,000
Shares sold	75,432,523
Shares issued for distributions reinvested	507,694
End of period	75,950,217

Class I Units:
Beginning of period	—
Shares sold	12,277,438
Shares issued for distributions reinvested	71,998
End of period	12,349,436

Class D Units:
Beginning of period	—
Shares sold	5,307,784
Shares issued for distributions reinvested	37,676
End of period	5,345,460

____________

(a)      Commencement of operations was June 12, 2025.

See Notes to Consolidated Financial Statements.

Ardian Access LLC

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Period Ended March 31, 2026(a)

Increase/(Decrease) in Cash
Cash flows provided by/(used for) operating activities:
Net increase in net assets resulting from operations	$107,499,871

Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:

Purchases of long-term portfolio investments	(745,690,255)
Distributions received from investments, net of distributions receivable from investments	44,290,170
Purchases of short-term portfolio investments, net	(272,519,503)
Net realized gain on distributions from investments	(19,308,174)
Change in unrealized appreciation/depreciation on investments	(86,760,253)
Change in net deferred tax expense	2,812,768
Increase in dividend receivable	(1,767,867)
Increase in deferred offering cost	(161,510)
Increase in prepaid expense	(9,163)
Increase in payables for investments acquired	2,447,356
Increase in payable for distribution fees	1,079,656
Increase in due to Adviser	1,866,507
Increase in payable for investments purchased	792,620
Increase in income tax liability	106,212
Increase in other accrued expenses	977,019
Net cash used for operating activities	(964,344,546)

Cash flows from financing activities:
Proceeds from sale of shares	984,151,271
Distributions paid to shareholders, net of reinvestments	(1,077,325)
Net cash provided by financing activities	983,073,946

Net increase in cash	18,729,400
Cash at beginning of period	100,000
Cash at end of period	$18,829,400

End of period balances
Cash	$18,163,154
Cash denominated in foreign currency	666,246
End of period balance	$18,829,400

Supplemental disclosure of non-cash financing activities:
Reinvestment of distributions	$7,016,043
Supplemental disclosure of operating activities:
Cash paid for income tax	$304,998

____________

(a)      Commencement of operations was June 12, 2025.

See Notes to Consolidated Financial Statements.

Ardian Access LLC

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

Period Ended March 31, 2026(a)	Class J Units		Class I Units		Class D Units
Net asset value, beginning of period	$10.00		$10.00		$10.00

Activity from investment operations:
Net investment income(b)	0.05		0.07		0.06
Net realized and unrealized gain/(loss) on investments	1.68		1.69		1.69
Total from investment operations	1.73		1.76		1.75

Less distributions from:
Net investment income	(0.07)		(0.08)		(0.08)
Net realized gains	(0.02)		(0.02)		(0.02)
Total distributions	(0.09)		(0.10)		(0.10)

Net asset value, end of period	$11.64		$11.66		$11.65

Total return(c)(j)	17.33	%(g)	17.61	%(g)	17.47	%(g)

Net assets, end of period (000s)	$884,378		$144,031		$62,264

Ratio of gross expenses to average net assets(d)(e)	2.75	%(h)	2.30	%(h)	2.50	%(h)
Ratio of net expenses to average net assets(d)(i)	1.63	%(h)	1.34	%(h)	1.53	%(h)
Ratio of net investment income to average net assets(f)	0.65	%(h)	0.89	%(h)	0.77	%(h)

Portfolio Turnover Rate	0	%(g)	0	%(g)	0	%(g)

____________

(a)      The Fund’s commencement of operations was June 12, 2025.

(b)      Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)      Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Had the Adviser not waived its fees and recouped the previously reimbursed expenses, total return would have been lower.

(d)      Does not include the expenses of private funds in which the Fund invests.

(e)      Represents the ratio of expenses to average net assets absent the adviser expense reimbursement and/or recoupment of operating expenses.

(f)      Recognition of net investment income (loss) by the Fund is affected by the timing of distributions from the underlying investment companies in which the Fund invests.

(g)      Not annualized.

(h)      Annualized.

(i)      The recoupment of reimbursed expenses was not annualized as the management considered it to be non-recurring as all the reimbursed expenses were recouped as of March 31, 2026.

(j)      The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. Accordingly, the net asset value per Unit for financial reporting purposes may differ from the net asset value per Unit determined for purposes of processing Unit holder transactions.

See Notes to Consolidated Financial Statements.

Ardian Access LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2026

1.      Organization

Ardian Access LLC (the “Fund”) was organized as a Delaware limited liability company on September 26, 2024, and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as a tender offer fund with a continuous offering of Fund shares. Ardian US LLC (the “Adviser”), a Delaware limited liability company and subsidiary of Ardian Holding (Paris, France), is registered with the SEC under the Investment Advisers Act of 1940, as amended, and serves as the Fund’s investment adviser, responsible for portfolio investment decisions. The Fund commenced operations on June 12, 2025.

The Fund’s objective is to generate attractive risk-adjusted returns by investing in a global portfolio of private assets investments primarily through: Secondary Investments, Direct Co-Investments and Primary Investments (collectively, “Private Funds”, “Portfolio Funds”, “Underlying Fund”).

The Fund offers three classes of shares of beneficial interest (“Units”), designated as Class J Units, Class I Units, and Class D Units. An investment in any class of units of the Fund represents an investment in the same assets of the Fund. All units of a class have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Minimum initial investment is $25,000 in Class J and D Units and $1,000,000 in Class I. Units are offered monthly. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.      SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Use of Estimates — The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. The Fund believes that these estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Cash — Cash consists of monies held in a non-interest bearing account at JPMorgan Chase bank, N.A., a member of the Federal Deposit Insurance Corporation. Deposits, at times, may exceed the insurance limit guaranteed by the Federal Deposit Insurance. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Income Recognition and Expenses — Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Distributions from Portfolio Funds occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received, including return of capital, realized gains and dividend income, is based on information received from the investment manager of the Portfolio Funds. The

Ardian Access LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

2.      SUMMARY OF Significant Accounting Policies (cont.)

change in unrealized appreciation on investments within the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains and losses and the undistributed net investment income or loss on Portfolio Funds for the relevant period. The Fund has earned $14,426,681 in dividend income. Dividend income includes distributions from Portfolio Funds in amount of $3,571,418 and distributions from Money Market Funds in amount of $10,855,263.

Security Transactions — Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Purchases of investments are recorded as of the first day of legal ownership of an investment and redemptions from investments are recorded as of the last day of legal ownership. Investments held by the Fund in Private funds may include secondary purchases of existing investments in private investment funds (“Secondary Investments”), investments in newly established private funds (“Primary Investments”) and investments in co-investment transactions either directly or through special purpose vehicles, alongside direct private equity funds managed by the Adviser or its affiliates and/or leading third-party GPs (“Co-Investments”).

Consolidation of Subsidiaries — The Fund may invest up to 25% of its total assets directly or indirectly in one or more 100% — owned subsidiaries that elect to be treated as a corporation for U.S. federal income tax purposes and that are engaged in the same trade or business (each, a “Corporate Subsidiary”). The Fund’s investment in a Corporate Subsidiary permits the Fund to pursue its investment objective and strategies in a manner that is intended to allow the Fund to qualify as a regulated investment company (a “RIC”). The Fund may invest all or any portion of the rest of the Fund’s assets in one or more 100% — owned subsidiaries organized as Delaware limited liability companies (or organized as other entity types) that are intended to be treated as disregarded entities for U.S. federal income tax purposes (the “Disregarded Entities” and together with any Corporate Subsidiary, each a “Subsidiary” and collectively the “Subsidiaries”). A “disregarded entity” is disregarded for U.S. federal income tax purposes as an entity separate from its owner (i.e., the Fund). The Fund’s subsidiaries consist of AA Blocker LLC and AA HoldCo LLC. As of March 31, 2026, the Fund held 100% of both subsidiaries. In accordance with U.S. GAAP, all intercompany accounts and transactions between the Fund and its consolidated subsidiaries have been eliminated in consolidation.

Operating Segments — The Fund’s Chief Operating Decision Maker (“CODM”) is comprised of the Fund’s Chair of the Board, President, and Treasurer. The Fund operates as a single operating segment, as the CODM monitors the operating results of the Fund as a whole. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios, changes in net assets resulting from operations, and subscriptions and repurchase activity is used by the CODM to assess the Fund’s performance and to make resource allocation decisions for the Fund’s single segment, and is consistent with that presented within the Fund’s Consolidated Financial Statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations and for performance metrics on the accompanying Consolidated Financial Highlights.

Investments Valuation — The Fund’s Investments are valued monthly in accordance with the ASC Topic 820. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee for the Fund to perform fair value determinations relating to the value of the Fund’s investments. The Board has ultimate oversight responsibility for valuing all investments held by the Fund.

Portfolio Funds normally do not have readily available market prices. Under the Fund’s valuation procedures, valuations for Secondary and Primary Investments and Co-Investment vehicles will be based in significant part on estimated valuations provided by the underlying fund and Co-Investment vehicle sponsors. Short-term investments represent investments in money market instruments and money market mutual funds and are recorded at NAV per share which approximates fair value. Short-term investments instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial

Ardian Access LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

2.      SUMMARY OF Significant Accounting Policies (cont.)

paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation and repurchase agreements. There are no restrictions on the short-term investments held by the Fund.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1	—	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2	—

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	—	Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a “practical expedient,” in accordance with ASC 820-10.

Investments in Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell or realize some of its investments for extended periods, which may be several years.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2026, for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Direct Co-Investments	$—	$—	$—	$111,297,288	$111,297,288
Primary Investments	—	—	—	2,626,404	2,626,404
Secondary Investments	—	—	—	693,544,821	693,544,821
Short-Term Investments	272,519,503	—	—	—	272,519,503
Total	$272,519,503	$—	$—	$807,468,512	$1,079,988,015

Investments Valued at NAV — ASC Topic 820 permits a reporting entity to measure the fair value of an Investment Fund that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the Investment Fund as a practical expedient, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Ardian Access LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

2.      SUMMARY OF Significant Accounting Policies (cont.)

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV.

The following are restricted securities measured at NAV per share:

Investment Category	Investment Strategy	Fair Value (In USD)	Unfunded Commitment (In USD)	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms
Direct Co-Investments	Investments in a co-invest vehicle alongside other investors	$111,297,288	$19,719,163	None	N/A	Liquidity in the form of distributions from Private Equity Investments
Primary Investments	Investments in newly established Portfolio Funds	2,626,404	20,294,836	None	N/A	Liquidity in the form of distributions from Private Equity Investments
Secondary Investments	Investments in existing Portfolio Funds that are typically acquired in privately negotiated transactions	693,544,821	194,408,586	None	N/A	Liquidity in the form of distributions from Private Equity Investments
		$807,468,512	$234,422,585

Unfunded Commitments — As of March 31, 2026, the Fund had total unfunded commitments of $234,422,585. The Fund’s commitment strategy aims to sustain a high level of investment where possible by making commitments based on anticipated future distributions from investments. The commitment strategy also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by investors, amounts available through borrowing, and any distributions made to Investors.

Federal Income Taxes — It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code (“the Code”) of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded for the Fund. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year ended September 30, 2025. The Fund identifies its major tax jurisdictions as U.S. federal and foreign jurisdictions where the Fund makes significant investments.

The Fund has two wholly owned subsidiaries, AA Blocker LLC and AA HoldCo LLC. AA HoldCo LLC is treated as a disregarded entity for U.S. federal income tax purposes. AA Blocker LLC (“Blocker”) is treated as a corporation for U.S. federal income tax purposes. The Blocker is taxed as a C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. Under current law, the Blocker is not eligible to elect treatment as a RIC. In preparing its consolidated financial statements, the Blocker is required to recognize its estimate of income taxes for Federal and State purposes as a deferred tax asset or liability.

Ardian Access LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

2.      SUMMARY OF Significant Accounting Policies (cont.)

Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when, in the opinion of the Adviser, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

The estimated provision for (benefit from) income taxes for the period ended March 31, 2026, consists of the following:

2026
Current:
Federal	$348,305
State	62,905
411,210
Deferred:
Federal	2,269,073
State	543,695
2,812,768
Estimated total for income taxes	$3,223,978

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

At March 31, 2026, components of the estimated deferred tax assets and liabilities are as follows:

2026
Deferred tax assets:	$—
Deferred tax liabilities:	—
Net unrealized gains on investment securities	(3,223,978)
Total deferred tax liability	$(3,223,978)

As of March 31, 2026, the Fund continues to qualify as a regulated investment company.

The Fund’s tax year end is September 30. The Fund’s first tax year was a short year beginning June 12, 2025 (commencement of operations) and ending September 30, 2025. As such, the tax-basis information in this section is as of September 30, 2025, the most recent tax year end.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return.

As of March 31, 2026, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:

Gross unrealized appreciation	$109,075,562
Gross unrealized depreciation	(20,438,132)
Net unrealized appreciation (depreciation) on investments	$86,637,430
Tax cost of investments	$991,350,585

Ardian Access LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

2.      SUMMARY OF Significant Accounting Policies (cont.)

For the tax year ended September 30, 2025, permanent differences between book and tax basis are attributable to certain non-deductible expenses for tax purposes and net operating losses. These reclassifications have no effect on total NAV or NAV per Share. For the tax year ended September 30, 2025, the following amounts were reclassified:

Paid-in Capital	Total Distributable Earnings (Loss)
$(828,939)	$828,939

As of September 30, 2025, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,887,610
Undistributed long-term capital gains	—
Accumulated capital and other losses	—
Other Book/Tax Differences	(154,208)
Net tax appreciation (depreciation)	43,316,321
Total distributable earnings (accumulated loss).	46,049,723

As of September 30, 2025, the Fund had no capital loss carry forwards for federal income tax purposes available to offset future capital gains.

Distributions to Shareholders — The Fund intends to make distributions necessary to maintain its ability to be subject to tax as a RIC under the Code and to avoid the imposition of corporate-level federal income tax. As such, the Fund intends to declare and pay distributions from its net investment income and distribute net realized capital gains, if any, at least annually, and in a manner consistent with the provisions of the 1940 Act. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. All or a portion of a distribution may consist of return of capital, shareholders should not assume that the source of a distribution is net income. The Fund paid distributions in December 2025 totaling $1,480,339 in long-term capital gains and $6,613,029 in ordinary income.

Indemnification — The Fund indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Organizational and Offering Costs — Organizational costs are charged to expense as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized into Consolidated Statement of Operations over 12 months using the straight-line method. During the period ended March 31, 2026, $646,038 of offering costs were amortized and are reflected in offering costs in the Consolidated Statement of Operations.

Ardian Access LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

3.      PRINCIPAL INVESTMENT RISKS

Investment Risk — All investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio has a higher investment exposure to the securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An investment in the Fund involves a high degree of risk, including the risk that the investor’s entire investment may be lost. No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of investments, the allocation of offering proceeds thereto and the performance of the investments. As described in more detail below, the Fund’s investment activities involve the risks associated with private equity and other private investments generally. These include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, including tariff policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, labor strikes, war, geopolitical tensions, terrorism, cyberterrorism, major or prolonged power outages or network interruptions, earthquakes, hurricanes, floods, fires, epidemics or pandemics and other factors that are beyond the control of the Fund. Although the Adviser will attempt to moderate these risks, no assurance can be given that (i) the Fund’s investment programs, investment strategies and investment decisions will be successful; (ii) the Fund will achieve its return expectations; (iii) the Fund will achieve any return of capital invested; (iv) the Fund’s investment activities will be successful; or (v) investors will not suffer losses from an investment in the Fund.

Non-Diversification — Because the Fund is a “non-diversified” investment company for purposes of the 1940 Act, its net asset value may be subject to greater volatility. The Fund may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Fund’s overall value to decline to a greater degree.

Valuation of Private Asset Investments — There is no established market for private equity partnership interests or for the privately-held portfolio companies of private equity sponsors, and there may not be any comparable companies for which public market valuations exist. As a result, the valuation of Fund investments will be difficult, may be based on imperfect information and is subject to inherent uncertainties, and the resulting values may differ from values that would have been determined had a ready market existed for such investments, from values placed on such investments by other investors and from prices at which such investments may ultimately be realized.

Illiquidity of Fund Investments — Contractual limitations will typically restrict the Fund’s ability to transfer certain investments without the consent of the applicable managers of those entities. The securities or other financial instruments or obligations of investments and/or portfolio companies may, at any given time, be very thinly traded, have no public market, or be restricted as to their transferability under the laws of the applicable jurisdiction. Illiquidity may also result from market conditions that may be unfavorable for sales of securities of particular issuers or issuers in particular industries. In some cases, an Underlying Fund may also be prohibited by contract from selling securities of portfolio companies or other assets for a period of time or otherwise be restricted from disposing of such securities or other assets. In other cases, the underlying investments of an Underlying Fund may require a substantial amount of time to liquidate. Consequently, there is a significant risk that Underlying Funds and portfolio companies will be unable to realize their respective investment objectives by sale or other disposition of their securities or other assets at attractive prices, or will otherwise be unable to complete any exit strategy. These risks can be further increased by changes in the financial condition or business prospects of the Underlying Funds or portfolio companies, changes in national or international economic conditions, and changes in laws, regulations, fiscal policies or political conditions of countries in which Underlying Funds or portfolio companies are located or in which they conduct their business.

“Over-Commitment” Risk — The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by Underlying Funds. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative. In order to help ensure that a greater amount of the Fund’s capital is invested, the Fund expects to pursue an “over-commitment” strategy whereby it commits more than its available capital. However, pursuing such a strategy presents risks to the Fund, including the risk that the Fund is unable to fund capital contributions when due, pay for repurchases of Units tendered by Members or meet expenses generally. If the Fund defaults on its commitment to an Underlying Fund or fails to satisfy capital calls to an Underlying Fund in a timely manner then, generally, it will be subject to significant penalties, possibly including the complete forfeiture of the Fund’s investment

Ardian Access LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

3.      PRINCIPAL INVESTMENT RISKS (cont.)

in the Underlying Fund. Any failure (or potential failure) by the Fund to make timely capital contributions in respect of its commitments may also (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow through a credit facility or other arrangements (which would impose interest and other costs on the Fund), or (iii) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

4.      INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES and others

Pursuant to an Investment Management Agreement with the Fund, the Adviser maintains overall responsibility for the oversight and management of the Fund’s business and activities, subject to the general supervision of the Board. As compensation for these services and the related expenses borne by the Adviser, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement (the “Management Fee”). In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly Management Fee (“Management Fee”) equal to 1.50% on an annualized basis of the Fund’s net asset value (including, for the avoidance of doubt, assets held in a Subsidiary) as of the last day of the month.

The Adviser has entered into a Fee Waiver/Expense Deferral Agreement with the Fund, whereby the Adviser has contractually agreed for a period from the effective date of the Fund’s prospectus until July 31, 2026 (a) to reduce the Management Fee payable to it to 0.00% and (b) to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund to the annual rate of 1.09% of the net assets attributable to each class of Units as of the end of each calendar month (the” Expense Cap”), exclusive of (i) the Management Fee; (ii) distribution (12b-1) fees; (iii) acquired fund fees and expenses; (iv) expenses incurred directly or indirectly by the Fund as a result of expenses related to investing in, or incurred by, a portfolio fund or other permitted investment, including, without limitation, management fees, performance fees and/or incentive allocations and other fees and expenses; (v) transaction costs, including legal costs and brokerage and clearing costs and commissions, associated with the acquisition and disposition of any investments; (vi) interest payments on borrowed funds, if any; (vii) fees and expenses incurred in connection with any credit facilities; (viii) taxes; (ix) dividends on securities sold short, if any; and (x) extraordinary expenses (as determined in the sole discretion of the Adviser) not incurred in the ordinary course of the Fund’s business (including, without limitation, litigation expenses). Expenses borne by the Adviser or reimbursed to the Fund pursuant to the Fee Waiver/Expense Deferral Agreement are referred to below as “Deferred Fees and Expenses.” With respect to each class of Units, the Fund agrees to repay the Adviser the Deferred Fees and Expenses. For the avoidance of doubt, the Deferred Fees and Expenses shall not include any Management Fees waived pursuant to the Fee Waiver/Expense Deferral Agreement. Deferred Fees and Expenses shall not be payable by the Fund with respect to amounts paid, waived, or reimbursed by the Adviser more than thirty-six (36) months after the date such amounts are paid, waived or reimbursed by the Adviser.

Since the commencement of operations, the Adviser has reimbursed the Fund for total operating expenses of $3,156,145. This amount includes $2,128,091 of operating expenses reimbursed in connection with the seed of the Fund and $1,028,054 of operating expenses incurred during the current reporting period. The operating expenses for the current reporting period were reimbursed by the Adviser and subsequently recouped during the same period. As of March 31, 2026, the Fund had an amount payable to the Adviser of $1,866,507, as presented on the consolidated statement of assets and liabilities, which relates to operating expenses reimbursed by the Adviser under the expense reimbursement arrangement and subsequently subject to recoupment.

As of March 31, 2026, based on the Fund’s performance, the Fund has fully recouped all previously reimbursed expenses, and no reimbursable expense balance remains outstanding.

The Fund has retained Ultimus Fund Solutions, LLC (the “Administrator”) to provide it with certain administrative and accounting services. The Administrator also performs all actions related to the issuance and repurchase of shares of the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. Ultimus Fund Solutions, LLC also serves as the Fund’s transfer agent.

Under the terms of a distribution agreement (the “Distribution Agreement”) between the Fund and Foreside Fund Services, LLC (the “Distributor”), the Distributor distributes the Fund’s shares on a “best efforts” basis. The Distributor also may enter into broker-dealer selling agreements with other broker-dealers for the sale and distribution of the Units.

Ardian Access LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

4.       INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES and others (cont.)

The Distributor is not required to offer any specific number or dollar amount of the Units, but will use its best efforts to offer the Units. Units of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Units. Under the Distribution and Service Plan, Class J and Class D Units are authorized to pay a Distribution (12b-1) Fee to the Distributor up to at an annual rate of 0.50% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class. If a Financial Intermediary is not eligible to accept payment of the pro rata portion of the Distribution (12b-1) Fee, the Distributor is not entitled to retain such fees and it shall return any such monies collected to the Fund. The Fund will not pay any fee to the Distributor with respect to the distribution of Class I Units.

JPMorgan Chase Bank, N.A., (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians.

5.      Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended March 31, 2026, amounted to $745,690,255 and $0 respectively.

6.      REPURCHASE OFFERS

The Fund may from time to time offer to repurchase Units pursuant to written tenders by Members. The Adviser currently expects that, after the Fund completes its first full year of operations, it will recommend to the Board (subject to the Board’s discretion) that the Fund offer to repurchase Units from members of the Fund (Members) on a quarterly basis in an amount expected to be approximately 5% of the Fund’s net asset value. Except to the extent the Board otherwise determines, any repurchase of Units from a Member which were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2.00% of the net asset value of such repurchased Units. If an Early Repurchase Fee is charged to a Member, the amount of such fee will be retained by the Fund. An Early Repurchase Fee payable by an Investor may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Investor.

There is no minimum amount of Units that must be repurchased in any repurchase offer. In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Units from Members quarterly, with such repurchases to be offered at the Fund’s net asset value per Unit as of the last calendar day of the applicable quarter (i.e., March 31, June 30, September 30 and December 31) (the “Valuation Date”). If a repurchase offer is oversubscribed by Members, the Fund may repurchase only a pro rata portion by value of the Units tendered by each Member, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. If any Units that a Member wishes to tender to the Fund are not repurchased because of proration, the Member will have to wait until the next repurchase offer and resubmit a new repurchase request, which repurchase request will not be given any priority over other Members’ requests.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Units from Members by the applicable repurchase offer deadline. Except for the Early Repurchase Fee described above, the Fund does not impose any charges in connection with repurchases of Units.

The Fund did not make any repurchase offers during the reporting period ended March 31, 2026.

7.      SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the consolidated financial statements were available to be issued. Management has concluded there are no subsequent events that would have an impact requiring adjustment or disclosure in the consolidated financial statements or the accompanying notes.

Ardian Access LLC
DIRECTORS AND OFFICERS (Unaudited)
March 31, 2026

The Fund has a Board comprised of five Directors, three of whom are not “interested persons” (as defined in the 1940 Act) of the Fund. As investment adviser to the Fund, the Adviser may be considered part of the management of the Fund. Each of the Fund’s executive officers is an “interested person” of the Fund (as defined in the 1940 Act) as a result of his or her position(s) set forth below. Each Director of the Fund serves until the next meeting of Members called for the purpose of electing Directors and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. An interested Director of the Fund shall no longer serve as a Director if or when they are no longer an employee of an affiliate of Ardian US LLC.

Name and Year of Birth(1), (2)	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
Michael Ferragamo (1968)	Director; Chair of the Board	Since Inception	Head of Global Compliance and Risk for Ardian, member of Ardian Executive Committee	2	Ardian Access Secondary Infrastructure Fund LLC (since 2026)
Wilfred Small (1988)	Director; President; Portfolio Manager	Since Inception	Senior Managing Director, Ardian	2	Ardian Access Secondary Infrastructure Fund LLC (since 2026)
Independent Directors
Jason Cipriani (1973)	Director; Chair of the Nominating and Governance Committee	Since Inception	Managing Partner for Corrum Capital Management LLC (2013 – present).	2	Ardian Access Secondary Infrastructure Fund LLC (since 2026)
Mark Garbin (1951)	Director; Lead Independent Director	Since Inception	Management Principal for Coherent Capital Management LLC (2008 – present).	2

Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); iDirect Private Markets Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018); and Carlyle Credit Income; Ardian Access Secondary Infrastructure Fund LLC (since 2026)

Ardian Access LLC
DIRECTORS AND OFFICERS (Unaudited) (Continued)
March 31, 2026

Name and Year of Birth(1), (2)	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
					Fund (since September 2023); Ardian Access Secondary Infrastructure Fund LLC (since 2026)
Richard Goglia (1951)	Director; Chair of the Audit Committee	Since Inception	Independent Director and Chair of the Audit Committee for Natixis/Loomis Sayles mutual funds (2016 – present).	2	Loomis Sayles Funds I (since 2015); Loomis Sayles Funds II (since 2015); Natixis Funds Trust I (since 2015); Ardian Access Secondary Infrastructure Fund LLC (since 2026)

____________

(1)      Each Director serves an indefinite term, until his or her successor is elected.

(2)      The business address for each Director is 1370 Avenue of the Americas, New York, NY 10019.

Officers

In addition to Mr. Small, who serves as President of the Fund, other officers of the Fund are shown below:

Name and Year of Birth(1)	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past 5 Years
Officers Who Are Not Trustees
Edward Hickes (1987)	Chief Compliance Officer	Since Inception	CCO for Ardian US LLC (since 2023); Compliance Officer and Deputy CCO for Ardian US LLC (2017 – 2023)
Aymeric Lepeu (1975)	Treasurer	Since Inception

CFO/COO/Executive Board Member Ardian US LLC (2007 – present); CFO/Executive Board Member for Ardian Canada Inc (2022 – present); CFO/Executive Board Member for Ardian Chile S.P.A. (2012 – present); Officer for Ardian Canada Inc. (since 2025).

Alfred Miranda (1986)	Vice President	Since Inception	Managing Director for Ardian US LLC (since 2018).
Côme Tauveron (1988)	Secretary	Since Inception	Ardian Canada/Legal Counsel/Managing Lawyer (2026); Senior Lawyer for Ardian France (2021 – 2025); Legal Counsel for PROPARCO (Private Equity) (2018 – 2021)

____________

(1)      The business address for each officer is 1370 Avenue of the Americas, New York, New York 10019.

ARDIAN US LLC
Privacy Notice

At ARDIAN US LLC (“Ardian”) the privacy of our investors is very important. Relevant state and Federal law requires us to provide our individual investors with a privacy notice, to continue to update our policy when necessary, and to provide this notice annually. This notice explains our policies and practices with respect to the collection, sharing, and protection of nonpublic personal information relating to all of our investors.

What information does Ardian collect and why?

We generally collect and use information about our investors in order to make sure that the funds that we manage comply with applicable legal and regulatory requirements, and to assist us in delivering quality service to our investors. Information is generally obtained directly from the investor or the investor’s professional advisors through subscription agreements, questionnaires or direct personal communications between our employees and each investor. The information we collect may include an investor’s name, address, social security number, tax identification number, assets, net worth, income, investments, investment history and other personal financial data. In addition, we obtain information about individual investors’ interests in funds (such as capital account balances and percentage interests) from the funds themselves and their other service providers.

Will the information we collect be disclosed to others?

Sometimes we need to share for everyday business purposes — such as to process transactions, maintain accounts, respond to court orders and legal investigations, or report to credit bureaus. This means that, without prior notice, we may share information about all our investors with both our affiliates and unaffiliated third parties who perform services for us or functions on our behalf, who process transactions that our investors request or authorize, or who help us market interests in the funds we manage. For instance, we may disclose information about our investors to banks and brokerage firms to administer or process transactions which our investors ask us to effect for them (such as, for example, transfers of interests in our funds). In addition, we may provide such information to outside auditors of the funds we manage, as well as to our own internal accountants, auditors and compliance officers, and to outside service providers who assist us in preparing reports to investors. Finally, if we are required to do so by law, we may, without prior notice, disclose information about our investors. Investors cannot opt out of this sharing.

In other cases, subject to any commitments we have made to keep certain specific information confidential, we may, without prior notice, share certain information about non-individual investors with prospective investors in our funds who request this information in the course of their investment review. This information is limited to the fact and amount of an investor’s capital commitment.

Otherwise, except as required or permitted by law, we will not share the information obtained from any existing or former investors with unaffiliated third parties, unless we have given advance notice or otherwise disclosed to the investor that the information will be shared and provided individuals with the opportunity to “opt out”; that is, to direct us not to make such disclosures, or unless we have otherwise received the permission of the investor to disclose such information.

How is the collected information protected?

We consider information about our investors confidential and proprietary and as such, we restrict access to this information. Where personal information is disclosed to third parties who provide assistance to us in managing funds, we require these parties to agree to maintain the confidentiality of the personal information we disclose. To protect the non-public personal information of our investors, we maintain physical, electronic and procedural safeguards. Further information regarding these safeguards is available by contacting Edward Hickes, whose contact information is provided below.

How can I limit the personal information shared by Ardian?

Federal law allows investors to limit some but not all information obtained by Ardian from being shared. If you have questions regarding limiting the sharing of information or want to request certain information not be shared, please do not hesitate to call or e-mail Edward Hickes at 212-506-5610 or edward.hickes@ardian.com.

Will this policy change in the future?

The policy outlined here is current as of January 2025, but as circumstances or legal requirements change we may amend this policy.

Additional Questions

Should you have any questions about our Privacy Statement or the safeguards in place to protect investor information, please do not hesitate to call or e-mail Edward Hickes at 212-506-5610 or edward.hickes@ardian.com.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-833-601-2677 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-833-601-2677.

Investment Adviser

Ardian US LLC

1370 Avenue of the Americas

New York, NY 10019

Administrator

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(b)	Not Applicable

Item 2. Code of Ethics.

(a)      As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)           Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(c)           Waivers: During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(d)	Not applicable.

(e)	A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

a) The Registrant’s board of trustees has determined that Richard Goglia qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Goglia is independent for the purposes of this Item.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for the Registrant’s two most recent fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each year or period were as follow:

(a)	Audit Fees

2026- $50,000

2025- $0

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by the principal accountant that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were as follow:

2026- $2,178

2025- N/A

(c)	Tax Fees

The aggregate fees billed for the Registrant’s last two fiscal years for professional services rendered by the Registrant’s principal accountant for tax compliance, tax advice were as follows:

2026- $40,750

2025- N/A

These services were comprised of preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

2026 - 795,784

2025- N/A

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments.

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders contained in Item 1(a) hereof.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not Applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable for this annual report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)       Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

(b)       The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

(c)       The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of March 31, 2026, the personnel of the Advisers who have primary responsibility for management of the Fund are Mark Benedetti, Vladimir Colas, Daryl Li, Alexandre Motte, Marie-Victoire Rozé, Jan Philipp Schmitz, and Wilfred Small (each, a “Portfolio Manager”)

Mark Benedetti

Mr. Benedetti is global Co-CEO and chairs the Executive Committee, guiding the strategic direction and operational excellence of the firm. Before joining Ardian in 2006, Mr. Benedetti worked at KPMG’s Corporate Finance where he focused on mergers, acquisitions and capital raising in the firm’s Advisory group. Prior to that, he was part of KPMG’s assurance group. Mr. Benedetti is based in New York and has served as a portfolio manager of the Fund since its inception in June 2025.

Vladimir Colas

Mr. Colas joined Ardian in 2003. He serves as Vice-Chairman of the Executive Committee, Co-Chairman of the Operations Committee and Chairman of the ASF Management Committee, Vladimir Colas is also CEO of Ardian US and supervises several international Ardian subsidiaries, with a particular focus on the Americas. He also oversees Co-Investment, Private Credit and NAV financing activities, as well as the Group’s Finance, Compliance, Risk and Global Business Continuity Plan functions. Prior to joining Ardian, Mr. Colas worked for a French startup active in the entertainment sector. Mr. Colas is based in New York and has served as a portfolio manager of the Fund since its inception in June 2025.

Daryl Li

Mr. Li joined Ardian in 2010. Mr. Li is responsible for coordinating the primary activities for Ardian secondaries and primaries. He is involved in the strategic planning on primary allocations in close collaboration with the fund of funds team. He is also active in the sourcing and execution of secondary and co‑investment deal flow. Prior to joining Ardian, Mr. Li was an analyst with Wachovia Securities, first with the Real Estate Investment Banking division and then its Special Situations Group. Mr. Li is based in New York and has served as a portfolio manager of the Fund since its inception in June 2025.

Alexandre Motte

Mr. Motte joined Ardian in 2007. He serves as a Co-Head of Co-Investments. Prior to joining Ardian, Mr. Motte worked for eight years at Boston Consulting Group, where he was a Principal, focusing on healthcare and consumer goods. He also worked as a mergers and acquisitions analyst for two years at the Banque Nationale de Paris in New York. Mr. Motte is based in Paris and has served as a portfolio manager of the Fund since its inception in June 2025.

Marie-Victoire Rozé

Ms. Rozé joined Ardian in 2005. She is primarily engaged in the origination and evaluation of secondary purchases of secondary and primary investments, and the origination of co-investments. Prior to joining Ardian, Ms. Rozé completed internships in Paris and New York, including at JP Morgan (Investment Banking) M&A, Keolis, Merrill Lynch (private banking) and Nike communications. Ms. Rozé is based in Paris and has served as a portfolio manager of the Fund since its inception in June 2025

Jan Philipp Schmitz

Mr. Schmitz joined Ardian in 2005. Mr. Schmitz serves as Chairman of the Sales Committee, member of Ardian Secondary Fund Management Committee, CEO of Ardian Germany and Asia. Mr. Philipp Schmitz also oversees Customized Solutions and Private Wealth Solutions activities. Prior to joining Ardian, Mr. Schmitz worked at Ernst & Young and Arthur Andersen, working for private equity clients in transaction advisory services. Mr. Schmitz has served as a portfolio manager of the Fund since its inception in June 2025.

Wilfred Small

Mr. Small joined Ardian in 2011 and is a Co-Chairman and a member of the Ardian Secondary Fund Management Committee. He is primarily engaged in the origination and evaluation of investments in North America, where he plays a leading role in developing Ardian’s secondaries and primaries business. He also oversees San Fransico office. Mr. Small is based in New York and has served as a portfolio manager of the Fund since its inception in June 2025.

Conflicts of Interest

The portfolio managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. In addition, certain Ardian funds have priority rights with respect to particular Secondary Investments that also fall within the investment policies of other Ardian funds, and a significant percentage (generally 70%) of the deal flow of Secondary Investments will be allocated to a sub-set of Ardian funds, at the exclusion of other eligible Ardian funds, including the Fund (which together generally will be allocated the remaining 30%), subject to the respective Ardian investment manager applying certain agreed upon allocation factors (the “Allocation Priority Policy”). The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner, taking into account the Allocation Priority Policy. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(2) The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of March 31, 2026:

Mark Benedetti	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	258	105,125	112	87,859
Other Accounts	6	2,275	4	1,845

Vladimir Colas
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	258	105,125	112	87,859
Other Accounts	6	2,275	4	1,845

Daryl Li	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	228	94,454	98	77,959
Other Accounts	6	2,275	4	1,845

Alexandre Motte	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	36	8,402	19	8,092
Other Accounts	0	0	0	0

Marie-Victoire Rozé	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	217	90,796	94	74,405
Other Accounts	6	2,275	4	1,845

Jan Philipp Schmitz	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	223	94,414	96	77,925
Other Accounts	6	2,275	4	1,845

Wilfred Small	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	202	87,161	87	70,828
Other Accounts	6	2,275	4	1,845

(a)(3) Ardian’s compensation program for its investment professionals is comprised of salary, bonus, and deferred bonus; the proportion of each component out of the total compensation varies with seniority. For senior members of the team, compensation emphasizes long-term incentives, such as the long-term cash bonus. Additionally, most of the investment professionals participate in the carry programs of Ardian secondary funds, typically requiring a personal investment. Lastly, through management company shareholding, many of the employees may benefit from the overall success of the firm’s investment management activities in the long-term.

(a)(4)

Ownership of Securities by Portfolio Managers

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mark Benedetti	None
Vladimir Colas	None
Daryl Li	None
Alexandre Motte	None
Marie-Victoire Rozé	None
Jan Philipp Schmitz	None
Wilfred Small	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the Registrant’s shareholders may recommend nominees to the Board of Directors that would require disclosure herein.

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Code of Ethics filed herewith

(a)(2)	Not applicable

(a)(3)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto Exhibit 99. CERT

(a)(4)	Not applicable

(b)         Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Ardian Access LLC

By	(Signature and Title)

/s/ Wilfred Small
Wilfred Small, Principal Executive Officer/ President

Date	6/08/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	(Signature and Title)

/s/ Wilfred Small
Wilfred Small, Principal Executive Officer/ President

Date	6/08/2026

By	(Signature and Title)

/s/ Aymeric Lepeu
Aymeric Lepeu, Principal Financial Officer/ Treasurer

Date	06/08/2026